UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Securities Holders.

On February 26, 2015, Cleco Corporation (the “Company”) held a special meeting of shareholders at the Country Inn & Suites by Carlson in Pineville, Louisiana.
As of the record date, January 13, 2015, there were 60,745,027 shares of common stock of the Company eligible to be voted at the special meeting. At the meeting, 49,584,163 shares, or approximately 82% of all outstanding shares of common stock, were present either in person or by proxy. Two matters were voted upon at the special meeting, with the Board of Directors of the Company recommending a vote “FOR” in connection with each of the proposals voted upon, as further described in the definitive proxy statement filed with the Securities and Exchange Commission on January 14, 2015 (the “Proxy Statement”).
Proposal No. 1 (the “Merger Proposal”) was to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of October 17, 2014 (the “Merger Agreement”), among the Company, Como 1 L.P., a Delaware limited partnership (“Parent”), and Como 3 Inc., a Louisiana corporation and an indirect, wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).
Proposal No. 2 (the “Merger Compensation Proposal”) was to consider and vote upon a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the completion of the Merger, as discussed in the Proxy Statement.
Proposal No. 3 was to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes at the time to approve the Merger Agreement. Because the Merger Proposal received the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to be cast at the special meeting, the vote on the proposal to adjourn the special meeting was not called.
The Merger Proposal and the Merger Compensation Proposal were approved. The table below shows the final voting results from the special meeting of shareholders.

	For	Against	Abstain
Proposal 1 - The Merger Proposal	46,726,848	2,745,191	112,124
Proposal 2 - The Merger Compensation Proposal	40,403,955	8,788,076	392,132

Item 8.01    Other Events.
Following the special meeting of shareholders described in Item 5.07, the Company issued a press release announcing the results of the shareholder vote at the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by the Company, dated February 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: February 26, 2015	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by the Company, dated February 26, 2015.